5


                                                                   Exhibit 10.60


                AMENDED AND RESTATED MASTER MANAGEMENT AGREEMENT

     THIS AMENDED AND RESTATED MASTER AGREEMENT dated as of May 31, 2001, between Franklin Templeton Investments Corp., as trustee of the mutual fund trusts listed from time to time in Schedule "A" to this agreement (collectively, the "Funds"), having a principal place of business at 1 Adelaide Street East, Suite 2101, Toronto, Ontario, M5C 3B8 and Franklin Templeton Investments Corp. (the "Manager"), a corporation organized under the laws of Ontario with its principal place of business at 1 Adelaide Street East, Suite 2101, Toronto, Ontario M5C 3B8. The Manager hereby declares that this master agreement:

     (a) represents an amended and restated master management agreement for all of the Funds listed in Schedule "A" from time to time that were in existence before the date first written above; and

     (b) may be amended in the future to add or delete mutual fund trusts or classes or series of units of mutual fund trusts and for any other purpose permitted by the terms of this agreement.


     In consideration of the mutual promises made in this Agreement, the parties hereby agree as follows:

(1)  FUND ADMINISTRATION

     Manager agrees,  during the life of this Agreement,  to be responsible for:

     (a) providing office space, telephone, office equipment and supplies for the Funds;

     (b) authorizing expenditures and approving bills for payment on behalf of the Funds;

     (c) supervising preparation of periodic reports to unitholders of the Funds ("Unitholders"), notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual Unitholders;

     (d) daily pricing of each Fund's investment portfolio and preparing and supervising publication of the daily net asset value of units of each Series of each Fund ("Units"), earnings reports and other financial data;

     (e) monitoring relationships with organizations serving each of the Funds, including custodians, transfer agents, public accounting firms, law firms, printers and other third party service providers;

     (f) supervising compliance by the Funds with recordkeeping requirements under applicable laws, supervising compliance with recordkeeping requirements imposed by applicable laws, and maintaining books and records for the Funds (other than those maintained by the custodian and transfer agent);

     (g) preparing and filing of tax reports including each Fund's income tax returns, and monitoring each Fund's compliance with applicable tax laws and regulations;

     (h) monitoring each Fund's compliance with provincial, federal and foreign laws and regulations applicable to the operation of investment funds; each Fund's investment objectives, policies and restrictions; and the Code of Ethics and other policies adopted by each Fund or by that Fund's Investment Advisor and applicable to the Fund;

     (i) providing executive, clerical and secretarial personnel needed to carry out the above responsibilities;

     (j) preparing regulatory reports, including without limitation, proxy statements and foreign ownership reports; and

     (k) acting as an advisor to manage the investment and reinvestment of the Fund's assets for those Funds listed in Schedule "B" from time to time, subject to the investment objectives and strategies of a Fund as described in the then current prospectus of the Fund.


(2)  DISTRIBUTION OF THE FUND'S UNITS

     (a) The Manager shall be the principal distributor of the Units throughout Canada, and agrees to use its best efforts to bring about and maintain a broad distribution of the Units among bona fide investors.

     (b) The Manager shall solicit responsible dealers for orders from investors to purchase Units of a Fund and may sign selling agreements with any such dealers, the forms of such contracts to be as mutually agreed upon between each Fund and the Manager.

     (c)  The Units shall be available for sale on the following basis:

          (i) Series A Units of each Fund shall be offered for sale at a price equal to their net asset value per Series (as defined in each Fund's Declaration of Trust) plus a sales commission (that is, on a "front-load basis") provided, however, that such commission shall not exceed the rate of commission described in the then current prospectus of the Funds. Except as provided in the then current prospectus of the Funds, each Fund shall also offer

               Series A Units of a Fund for sale on a deferred sales charge basis, that is, without an initial sales commission but subject to a redemption charge not exceeding the rate of redemption charge described in the prospectus of that Fund in effect when the Series A Units were issued. The Manager shall pay or arrange for payment to dealers, from its own sources or sources arranged by it and not from a Fund, a sales commission based on the net asset value of each Series A Unit of that Fund they sell on a deferred sales charge basis. The amount of the sales commission shall be determined by the Manager from time to time in its sole discretion.

          (ii) Series F Units of a Fund shall be offered for sale at a price equal to their net asset value per Series (as defined in each Fund's Declaration of Trust) and are sold on a no-load basis only without a sales commission or redemption charge.

          (iii)Series I Units shall be offered for sale at a price equal to their net asset value per Series (as defined in each Fund's Declaration of Trust) plus a sales commission (that is, on a "front-load basis" only), provided, however, that such commission shall not exceed the rate of commission described in the then current prospectus of the Funds.

          (iv) Series O Units of a Fund shall be offered for sale at a price equal to their net asset value per Series (as defined in each Fund's Declaration of Trust) and are sold on a no-load basis only without a sales commission or redemption charge.

               Units of a Fund may also be offered for sale on any other basis determined by the trustee of the Fund.

     (d) The Manager further agrees, during the life of this Agreement, to compensate registered dealers for ongoing services to their clients holding front-load, deferred sales charge or other specified Series A, Series I or Series O Units of a Fund by making cash payments, known as "trail commissions", to dealers selling Series A, Series I or Series O Units of that Fund. The trail commissions will be paid by the Manager to registered dealers quarterly (or such other frequency as may be determined by the Manager) in arrears based on the average daily net asset value of the Series A, Series I or Series O Units of a Fund held by their sales representatives' customers, net of redemptions. The trail commission or the payment thereof shall be determined by the Manager and may be changed at any time and from time to time by the Manager in its sole discretion.

     (e) Except as described below in paragraph (f), each Series of Units of a Fund shall pay all operating expenses including the Series' proportionate share of common Fund expenses and the expenses that are only applicable to that particular Series. Expenses include those (i) incidental to registering and qualifying, and maintaining the registration and qualification of, the Units of that Fund for sale under applicable securities laws and regulations of the jurisdictions in Canada in which the Manager desires to distribute such Units as the Manager may reasonably require in connection with its duties to bring about and maintain a broad distribution of each Fund's Units among bona fide investors; and (ii) for preparing, setting up, printing and distributing financial reports for existing Unitholders.

     (f) Series F Units of Bissett Money Market Fund, Bissett Bond Fund and Bissett Income Fund shall not pay any operating expenses, exclusive of management fees and Goods and Services Tax.

          Series F Units of Bissett International Equity Fund shall not pay operating expenses, exclusive of its management fee and Goods and Services Tax, which exceed, on an annual basis, one percent (1.00%) of the average annual Net Asset Value of the Fund. In the event that the expenses exceed this limit, the amount of any excess shall be paid by the Manager.

          Series F Units of all other Bissett Funds in existence prior to August 30, 2000 shall not pay operating expenses, exclusive of its management fee and Goods and Services Tax, which exceed, on an annual basis, one half of one percent (0.5%) of the average annual Net Asset Value of the Fund. In the event that the expenses exceed this limit, the amount of any excess shall be paid by the Manager.

     (g) The Manager, as agent of and for the account of each Fund, may process redemptions per Series of Units of a Fund offered for resale to it at the net asset value per Series of such Units, as defined in the Declaration of Trust of that Fund. Whenever the trustee of a Fund deems it advisable for the protection of the Unitholders of that Fund, the Trustee may suspend or cancel such authority.

     (h) The Manager will conduct its business in strict accordance with the applicable requirements of each Fund's Declaration of Trust as from time to time amended, and in strict accordance with all applicable Canadian, provincial and local statutes, rules and regulations.


(3)  TERM

     This Agreement shall be effective from the date written above and shall continue in effect for two years thereafter, unless sooner terminated by a Fund or the Manager by giving sixty (60) days' written notice in advance to the other. This Agreement shall continue in effect thereafter for one year periods unless terminated by either party as written above.

(4)  FEES

     Each Fund agrees, during the life of this Agreement, to pay to the Manager monthly as compensation for its services hereunder the fees set out in a separate side agreement for each of the Funds.


(5)  USE OF AGENTS

     The Manager may, at any time and from time to time, in its sole discretion, retain, employ or appoint one or more employees, agents, assistants or advisors of the Manager to perform such functions and to provide such services in connection with this Agreement as the Manager, in its sole discretion, determines. The Manager also may, at any time and from time to time, in its sole discretion, delegate to one or more sub-distributors responsibility and authority to perform such functions and to provide such services under this Agreement as the Manager, in its sole discretion, determines. All expenses incurred in connection with any such employee, agent, assistant, advisor or sub-distributor shall be for the sole account of the Manager.


(6)  TERMINATION

     This Agreement may be terminated by a Fund at any time on sixty (60) days' written notice without payment of penalty, provided that such termination by that Fund shall be directed or approved by the Trustee or by the vote of a majority of the outstanding voting securities of the Trust; and shall automatically and immediately terminate in the event of its assignment by the Manager, other than to an affiliate of the Manager.


(7)   LIABILITY

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its duties and obligations hereunder, the Manager shall not be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder.

(8)   DUTY OF CARE

     The Manager shall in the exercise of the powers, rights, duties and obligations prescribed or conferred on the Manager by this Agreement, exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances and shall exercise its powers and discharge its duties hereunder honestly, in good faith and in the best interests of each Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.

                        FRANKLIN TEMPLETON INVESTMENTS CORP. as trustee of the Funds


                        By:  /s/ Michael Mezei
                             -------------------------------------------------


                        By:  /s/ James Cook
                             -------------------------------------------------


                        FRANKLIN TEMPLETON INVESTMENTS CORP.


                        By:   /s/ Michael Mezei
                              ------------------------------------------------


                        By:   /s/ James Cook
                              ------------------------------------------------

                                  SCHEDULE "A"
                                       to
                AMENDED AND RESTATED MASTER MANAGEMENT AGREEMENT


Templeton International Stock Fund
Templeton Emerging Markets Fund
Templeton Global Smaller Companies Fund
Templeton Global Balanced Fund
Templeton International Balanced Fund
Templeton Global Bond Fund
Templeton Canadian Stock Fund
Templeton Canadian Asset Allocation Fund
Templeton Canadian Bond Fund
Templeton Treasury Bill Fund
Templeton Balanced Fund
Templeton Global Balanced RSP Fund
Templeton Growth RSP Fund
Templeton Emerging Markets RSP Fund
Templeton Global Smaller Companies RSP Fund
Templeton International Stock RSP Fund

Franklin U.S. Small Cap Growth RSP Fund
Franklin U.S. Small Cap Growth Fund
Franklin U.S. Large Cap Growth Fund
Franklin U.S. Aggressive Growth Fund
Franklin World Health Sciences and Biotech Fund
Franklin World Telecom Fund
Franklin Technology Fund
Franklin U.S. Money Market Fund
Franklin U.S. Large Cap Growth RSP Fund
Franklin U.S. Aggressive Growth RSP Fund
Franklin World Health Sciences and Biotech RSP Fund
Franklin World Telecom RSP Fund
Franklin Technology RSP Fund
Franklin World Growth Fund
Franklin World Growth RSP Fund

Bissett American Equity Fund
Bissett Bond Fund
Bissett Canadian Equity Fund
Bissett Dividend Income Fund
Bissett Income Fund

Bissett International Equity Fund
Bissett Large Cap Fund
Bissett Microcap Fund
Bissett Money Market Fund
Bissett Multinational Growth Fund
Bissett Retirement Fund
Bissett Small Cap Fund
Bissett American Equity RSP Fund
Bissett Multinational Growth RSP Fund

Mutual Beacon RSP Fund
Mutual Beacon Fund

                                  SCHEDULE "B"
                                       to
                AMENDED AND RESTATED MASTER MANAGEMENT AGREEMENT


Templeton International Stock Fund
Templeton Global Smaller Companies Fund
Templeton Global Balanced Fund - equity portion only
Templeton International Balanced Fund - equity portion only
Templeton Canadian Stock Fund
Templeton Canadian Asset Allocation Fund
Templeton Canadian Bond Fund
Templeton Treasury Bill Fund
Templeton Balanced Fund
Templeton Global Balanced RSP Fund -equity portion only
Templeton Global Smaller Companies RSP Fund
Templeton International Stock RSP Fund

Bissett American Equity Fund
Bissett Bond Fund
Bissett Canadian Equity Fund
Bissett Dividend Income Fund
Bissett Income Fund
Bissett International Equity Fund
Bissett Large Cap Fund
Bissett Microcap Fund
Bissett Money Market Fund
Bissett Multinational Growth Fund
Bissett Retirement Fund
Bissett Small Cap Fund
Bissett American Equity RSP Fund
Bissett Multinational Growth RSP Fund